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Exhibit 99-1:  Quarterly Business Segment Information for the Nine Months
               Ended March 31, 2006


                                        THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                  Fiscal Year 2006 - Quarterly Business Segment Information
                                                   (Amounts in Millions)


                                                              ------------------------------------------     -----------------
                                                                          Three Months Ended                 Nine months ended
                                                              ------------------------------------------     -----------------
                                                                09/30/2005    12/31/2005    03/31/2006           03/31/2006
         BEAUTY
                                                    Net Sales   $    5,042    $    5,427    $    5,214           $   15,683
                                 Earnings Before Income Taxes        1,081         1,169         1,044                3,294
                                                 Net Earnings          783           848           738                2,369

         HEALTH CARE
                                                    Net Sales        1,686         2,204         1,995                5,885
                                 Earnings Before Income Taxes          460           569           389                1,418
                                                 Net Earnings          312           387           265                  964

TOTAL BEAUTY AND HEALTH CARE
                                                    Net Sales        6,728         7,631         7,209               21,568
                                 Earnings Before Income Taxes        1,541         1,738         1,433                4,712
                                                 Net Earnings        1,095         1,235         1,003                3,333

         FABRIC CARE AND HOME CARE
                                                    Net Sales        4,350         4,225         4,221               12,796
                                 Earnings Before Income Taxes          993           921           846                2,760
                                                 Net Earnings          662           616           567                1,845

         PET HEALTH, SNACKS AND COFFEE
                                                    Net Sales          968         1,218         1,087                3,273
                                 Earnings Before Income Taxes          119           177           202                  498
                                                 Net Earnings           76           112           120                  308

         BABY CARE AND FAMILY CARE
                                                    Net Sales        2,946         2,979         2,972                8,897
                                 Earnings Before Income Taxes          507           518           527                1,552
                                                 Net Earnings          320           330           326                  976

TOTAL HOUSEHOLD CARE
                                                    Net Sales        8,264         8,422         8,280               24,966
                                 Earnings Before Income Taxes        1,619         1,616         1,575                4,810
                                                 Net Earnings        1,058         1,058         1,013                3,129

         BLADES AND RAZORS
                                                    Net Sales          n/a         1,153         1,187                2,340
                                 Earnings Before Income Taxes          n/a           375           361                  736
                                                 Net Earnings          n/a           272           265                  537

         DURACELL AND BRAUN
                                                    Net Sales          n/a         1,279           763                2,042
                                 Earnings Before Income Taxes          n/a           243            76                  319
                                                 Net Earnings          n/a           165            54                  219

TOTAL GILLETTE GBU
                                                    Net Sales          n/a         2,432         1,950                4,382
                                 Earnings Before Income Taxes          n/a           618           437                1,055
                                                 Net Earnings          n/a           437           319                  756

CORPORATE
                                                    Net Sales         (199)         (148)         (189)                (536)
                                 Earnings Before Income Taxes         (248)         (311)         (316)                (875)
                                                 Net Earnings         (124)         (184)         (124)                (432)

TOTAL COMPANY
                                                    Net Sales       14,793        18,337        17,250               50,380
                                 Earnings Before Income Taxes        2,912         3,661         3,129                9,702
                                                 Net Earnings        2,029         2,546         2,211                6,786



* Gillette GBU data not shown for the quarter ended September 30, 2005 because the acquisition of The Gillette Company was completed on October 1, 2005.
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